SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 17, 2002

              PHILLIPS-VAN HEUSEN CORPORATION

(Exact name of registrant as specified in its charter)

                    DELAWARE

(State or other jurisdiction of incorporation)

1-724                 13-1166910

(Commission File Number) (IRS Employer Identification Number)

200 Madison Avenue, New York, New York 10016

(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 381-3500

ITEM 7(c). EXHIBITS

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 17, 2002.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 17, 2002.

99.3 Certification of Bruce J. Klatsky, Chairman and Chief Executive Officer, pursuant to Section 906 of the Sarbanes-Oxley Act, 18 U.S.C. Section 1350, dated September 17, 2002.

99.4 Certification of Emanuel Chirico, Executive Vice President and Chief Financial Officer, pursuant to Section 906 of the Sarbanes- Oxley Act, 18 U.S.C. Section 1350, dated September 17, 2002.

ITEM 9. REGULATION FD DISCLOSURE

On September 17, 2002, the principal executive officer, Bruce J. Klatsky, and principal financial officer, Emanuel Chirico, of Phillips-Van Heusen Corporation each filed with the Securities and Exchange Commission a sworn statement pursuant to Commission Order No. 4- 460.

In addition, on September 17, 2002, the Company filed with the Commission its Quarterly Report on Form 10-Q for the quarterly period ended August 4, 2002. The Report included the certifications required to be made by Messrs. Klatsky and Chirico under Item 307 of Regulation S-K pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and is accompanied by the certifications by Messrs. Klatsky and Chirico required pursuant to Section 906 of the Sarbanes-Oxley Act.

Copies of the sworn statements filed pursuant to Commission Order No. 4-460 and the certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

By: /s/ Mark D. Fischer

Name: Mark D. Fischer

Title: Vice President, General Counsel

and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 17, 2002.

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 17, 2002.

99.3	Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act, 18 U.S.C. Section 1350, dated September 17, 2002.

99.4	Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act, 18 U.S.C. Section 1350, dated September 17, 2002.